UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2014, American International Group, Inc. (AIG) filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2014, AIG held its Annual Meeting of Shareholders at which holders of AIG’s common stock, par value $2.50 per share (AIG Common Stock), voted upon (i) the election of fourteen nominees as directors until the next annual election and until their successors are duly elected and qualified; (ii) a non-binding advisory resolution to approve executive compensation; (iii) a proposal to amend and restate AIG’s Restated Certificate of Incorporation to continue to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes; (iv) a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan; and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2014.

The shareholders elected all fourteen director nominees presented, approved the non-binding advisory resolution to approve executive compensation, approved the proposal to amend and restate AIG’s Restated Certificate of Incorporation to continue to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes, approved the proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan, and ratified the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2014. The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	For	Against	Abstain	Broker Non-Votes
Robert H. Benmosche	1,054,339,574	7,773,927	2,829,174	112,499,429

W. Don Cornwell	1,054,202,580	7,860,632	2,879,463	112,499,429

Peter R. Fisher	1,056,251,374	5,813,338	2,877,963	112,499,429

John H. Fitzpatrick	1,057,030,470	5,035,683	2,876,522	112,499,429

William G. Jurgensen	1,057,451,206	4,609,923	2,881,546	112,499,429

Christopher S. Lynch	1,057,385,945	4,640,911	2,915,819	112,499,429

Arthur C. Martinez	1,045,291,347	16,559,619	3,091,709	112,499,429

George L. Miles, Jr.	889,655,655	154,929,122	20,357,898	112,499,429

Henry S. Miller	1,050,343,084	10,604,456	3,995,135	112,499,429

Robert S. Miller	1,056,612,347	5,270,432	3,059,896	112,499,429

Suzanne Nora Johnson	1,051,389,490	9,728,764	3,824,421	112,499,429

Ronald A. Rittenmeyer	1,056,501,948	5,557,138	2,883,589	112,499,429

Douglas M. Steenland	1,056,551,018	5,501,753	2,889,904	112,499,429

Theresa M. Stone	1,053,009,438	7,953,338	3,979,899	112,499,429

	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve executive compensation	1,038,267,745	18,817,784	7,857,146	112,499,429
Amendment and restatement of AIG’s Restated Certificate of Incorporation to continue to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes	1,108,778,889	65,019,797	3,643,418	0
Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan	961,078,841	100,765,630	3,098,204	112,499,429
Ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2014	1,159,567,035	12,570,527	5,304,542	0

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of American International Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.

(Registrant)

Date: May 12, 2014	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of American International Group, Inc.